Exhibit 10.5

EXECUTION COPY

BRIDGE SUBORDINATION AGREEMENT

BRIDGE SUBORDINATION AGREEMENT (this “Agreement”), dated as of January 14, 2005, among S.A.C. CAPITAL ASSOCIATES, LLC, a limited liability company organized under the laws of Anguilla, having its office at 72 Cummings Point Road, Stamford, Connecticut 06902, in its capacity as agent (the “Agent”) for the Lenders (as hereinafter defined), S.A.C. CAPITAL ASSOCIATES, LLC (“SAC”), GMM CAPITAL, LLC (“GMM”), GOLDFARB CAPITAL PARTNERS LLC (“Goldfarb”), Charles Phillips, individually (“Phillips”), Eli Wachtel, individually (“Wachtel”) WLSS CAPITAL PARTNERS, LLC (“WLSS”), SMITHFIELD FIDUCIARY, LLC (“Smithfield”), D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P. (“Zwirn LP”), D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, LTD (“Zwirn Ltd”), RIVERVIEW GROUP, LLC (“Riverview” and, collectively with SAC, GMM, Goldfarb, Phillips, Wachtel, WLSS, Smithfield, Zwirn LP and Zwirn Ltd, the “Buyers”), The Bank of New York, in its capacity as trustee (the “Trustee”) and as collateral agent (the “Collateral Agent”) under the Indenture referred to below, for each of the Holders (collectively with the Buyers, the Trustee and the Holders, the “Subordinating Creditors”) and THE WET SEAL, INC., a Delaware corporation having its office at 26972 Burbank, Foothill Ranch, California 92610 (the “Borrower”).

WHEREAS, pursuant to a Credit Agreement dated as of November 9, 2004 (as amended and in effect from time to time, including any replacement agreement therefor, the “Credit Agreement”), among the financial institutions party thereto (the “Lenders”), the Agent, in its capacity as administrative agent and collateral agent thereunder, the Borrower, The Wet Seal Retail, Inc. (“Wet Seal Retail”), Wet Seal Catalog, Inc. (“Wet Seal Catalog”), and Wet Seal GC, Inc. (“Facility Guarantor” and, collectively with Borrower, Wet Seal Retail and Wet Seal Catalog, the “Companies” and, each individually, a “Company”), the Lenders agreed to make a term loan (the “Loan”) and otherwise to extend credit to the Companies; and

WHEREAS, the Agent, the Working Capital Agent and the Companies entered into that certain Working Capital Intercreditor Agreement, dated as of November 9, 2004 (as amended and in effect from time to time, the “Working Capital Intercreditor Agreement”); and

WHEREAS, the Borrower has authorized a new series of Securities (as defined below) of the Borrower, which Securities shall be convertible into the Borrower’s Class A Common Stock, $0.10 par value per share, in accordance with the terms of such Securities, and shall be issued pursuant to the provisions of the Indenture, dated as of the date hereof, by and between the Borrower, as issuer, and The Bank of New York, as trustee and as collateral agent (as amended and in effect from time to time, the “Indenture”); and

WHEREAS, the Borrower and the Buyers entered into that certain Amended and Restated Securities Purchase Agreement, dated as of December 13, 2004 (as amended and in effect from time to time, the “Amended Securities Purchase Agreement”), to purchase such Securities and certain warrants of the Borrower, which Amended Securities Purchase Agreement amends and restates that certain Securities Purchase Agreement, dated as of November 9, 2004, by and among the Borrower and certain Buyers named therein; and

WHEREAS, the Borrower, SAC and the Working Capital Agent entered into that certain Subordination Agreement, dated as of November 9, 2004 (the “Original Subordination Agreement”); and

WHEREAS, in order to induce the Lenders to extend the maturity of the Loan to the Companies pursuant to the Credit Agreement, the Borrower, the Trustee, for itself and on behalf of the Holders, the Collateral Agent, for itself and on behalf of the Holders, and each of the other Subordinating Creditors have agreed to enter into this Agreement with the Agent;

NOW, THEREFORE, in consideration of the foregoing, the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Definitions. Terms not otherwise defined herein have the same respective meanings given to them in the Credit Agreement. In addition, the following terms shall have the following meanings:

Bankruptcy Code. The provisions of Title 11 of the United States Code, as amended from time to time and any successor statute and all rules and regulations promulgated thereunder or any state insolvency, debtor relief or assignment for the benefit of creditor law.

Closing Date. Shall have the meaning provided for such term in the Amended Securities Purchase Agreement.

Holder. Has the meaning provided for such term in the Indenture as of the date hereof.

Lien. With respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset.

Person. Any natural person, corporation, general or limited partnership, limited liability company, firm, trust, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

Proceeding. Any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of a Person.

Securities. Shall mean, collectively, (i) such “Notes” purchased under the Amended Securities Purchase Agreement and substantially in the form attached as Exhibit A to the Amended Securities Purchase Agreement as in effect on the date hereof, and issued pursuant to the Indenture and (ii) such “Notes” referred to under and in the Amended Registration Rights Agreement (as defined in the Amended Securities Purchase Agreement).

Senior Debt. All principal, interest, fees, charges, costs, damages, enforcement expenses (including legal fees and disbursements), collateral protection expenses, redemption conversion payments and other reimbursement or indemnity obligations created or evidenced by the Credit Agreement or any of the other Loan Documents or any prior, concurrent, or subsequent notes, instruments or agreements of indebtedness, liabilities or obligations of any type or form whatsoever relating thereto in favor of the Agent or any of the Lenders. Senior Debt shall expressly include any and all interest accruing or out of pocket costs or expenses incurred after the date of any filing by or against the Borrower or any other Company of any petition under the federal Bankruptcy Code or any other bankruptcy, insolvency or reorganization act regardless of whether the Agent’s or any Lender’s claim therefor is allowed or allowable in the case or proceeding relating thereto.

Subordinated Agreement. Collectively, (i) the Amended Securities Purchase Agreement, (ii) each of the Securities, (iii) the Indenture, together with all Exhibits and Schedules attached thereto and (iv) all “Security Documents” (as defined in the Indenture) executed in connection therewith, as each such agreement, document or instrument may be amended, restated or otherwise modified with the consent of the Agent as provided herein and in effect from time to time.

Subordinated Debt. All principal, interest, fees, costs, enforcement expenses (including legal fees and disbursements), collateral protection expenses and other reimbursement and indemnity obligations created or evidenced by the Subordinated Agreement or any prior, concurrent or subsequent notes, instruments or agreements of indebtedness, liabilities or obligations of any type or form whatsoever relating thereto in favor of any Subordinating Creditor and the Collateral Agent but excluding Trustee Claims.

Subordinated Debt Actionable Default. Collectively, means:

(i) the failure of the applicable Registration Statement (as defined in the Registration Rights Agreement as in effect on the date hereof) required to be filed pursuant to the Registration Rights Agreement (as defined in the Amended Securities

Purchase Agreement as in effect on the date hereof (hereinafter, the “Registration Rights Agreement”) to be declared effective by the SEC on or prior to the date that is 60 days after the applicable Effectiveness Deadline (as defined in the Registration Rights Agreement), or, while the applicable Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the applicable Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to any holder of the Securities for sale of all of such holder’s Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of 10 consecutive days or for more than an aggregate of 30 days in any 365-day period (other than days during an Allowable Grace Period (as defined in the Registration Rights Agreement));

(ii) the suspension from trading or failure of the Common Stock (as defined in each of the Securities) to be listed on an Eligible Market (as defined in each of the Securities) for a period of five (5) consecutive Trading Days (as defined in the Indenture) or for more than an aggregate of ten (10) Trading Days in any 365-day period;

(iii) the Borrower’s (A) failure to cure a Conversion Failure (as defined in the Securities) by delivery of the required number of shares of Common Stock (as defined in the Securities) within ten (10) Business Days (as defined in the Securities) after the applicable Conversion Date (as defined in the Securities) or (B) notice, written or oral, to any holder of the Securities, including by way of public announcement or through any of its agents, at any time, of its intention not to comply with a request for conversion of any Securities into shares of Common Stock (as defined in the Securities) that is tendered in accordance with the provisions of the Securities;

(iv) at any time following the tenth consecutive Business Day (as defined in the Securities) that the Holder’s Authorized Share Allocation (as defined in the Securities) is less than the number of shares of Common Stock (as defined in the Securities) that the Holder would be entitled to receive upon a conversion of the full Conversion Amount (as defined in the Securities) of the Securities (without regard to any limitations on conversion set forth in Section 3(d) of each of the Securities); and

(v) the Company’s failure to pay, on the date which is the seventh anniversary after the date of issuance of such Securities, principal and interest on the Subordinated Debt in full in cash.

Subordinated Debt Fees. Collectively (i) reasonable and documented fees and expenses of Schulte Roth & Zabel LLP, counsel to SAC, in connection with its representation of SAC in connection with the Subordinated Documents, except for fees and expenses of any consultants hired by Schulte Roth & Zabel LLP, (ii) reasonable and documented fees and expenses of consultants engaged by SAC in connection with the Subordinated Documents in an amount not to exceed $100,000 in the aggregate in any calendar year, (iii) reasonable and documented out-of-pocket fees and expenses of SAC in connection with the execution of the Subordinated Agreement in an amount not to exceed $250,000, (iv) reasonable and documented out-of-pocket fees and expenses of SAC in connection with the closing of the Subordinated Agreement, which together with amounts expended pursuant to clause (iii) above shall not to exceed $750,000 in the aggregate, and (v) any Registration Delay Payments (as defined in the Registration Rights Agreement as in effect on the date hereof) required to be paid pursuant to Section 2(f) of the Registration Rights Agreement as in effect as of the date hereof plus any amounts required to be paid as a result of a Conversion Failure (as defined in each Note as in effect on the date hereof) pursuant to Section 3(c)(ii) of each Note as in effect as of the date hereof plus any amounts required to be paid as a result of a failure to timely exercise the Warrants as set forth in Section 1(c) of each Warrant as of the date hereof in an amount not to exceed $250,000 in the aggregate in any calendar year. Any “Subordinated Debt Fee” (as defined in the Original Subordination Agreement) paid pursuant to the terms of the Original Subordination Agreement shall reduce, dollar for dollar, the Subordinated Debt Fee permitted to be paid hereunder.

Subordinated Documents. Collectively, the Subordinated Agreement, any promissory notes executed in connection therewith, any other Transaction Documents (other than the Warrants, Warrant Agreements and the Registration Rights Agreement) (each as defined in the Amended Securities Purchase Agreement as in effect on the date hereof) and any and all guaranties and security interests, mortgages and other liens directly or indirectly guarantying or securing any of the Subordinated Debt, and any and all other documents or instruments evidencing or further guarantying or securing directly or indirectly any of the Subordinated Debt, whether now existing or hereafter created.

Trustee Claims. Collectively, all fees, costs and enforcement expenses (including legal fees and disbursements), collateral protection expenses and other reimbursement and indemnity obligations owing to the Trustee and the Collateral Agent (or any predecessor or successor Trustee or Collateral Agent and not a Holder), which include, without limitation, all amounts owing to the Trustee and the Collateral Agent under Section 6.08 of the Indenture and under any comparable section of the other Subordinated Documents.

Trustee Priority Claims. Trustee Claims in an aggregate amount of up to $250,000 (but not including in such amount any fees and expenses in connection with the closing of the transactions contemplated hereby).

Trustee Subordinated Claims. Trustee Claims other than Trustee Priority Claims.

Working Capital Agent. Fleet Retail Group, Inc., in its capacity as agent for the lenders under the Working Capital Subordination Agreement.

Working Capital Subordination Agreement. The Amended and Restated Subordination Agreement, dated as of January 14, 2005, among the Working Capital Agent, the Buyers, the Trustee, the Collateral Agent and the Borrower (as amended, restated or otherwise modified and in effect from time to time).

2. General. The Subordinated Debt and, to the extent providing for the payment of Subordinated Debt, any and all Subordinated Documents have been and continue to be and, pursuant to the terms of this Agreement, hereby are subordinated and the payment thereof is deferred until the full and final payment in cash of the Senior Debt, whether now or hereafter incurred or owed by the Companies. The Borrower shall not be permitted to pay, and the Trustee, the Collateral Agent and each Subordinating Creditor shall not be permitted to receive, any cash payment in respect of the Subordinated Debt until the Senior Debt has been finally paid in full in cash (other than the Subordinated Debt Fees).

3. Enforcement.

(a) The Collateral Agent and the Subordinating Creditors will not take or omit to take any action or assert any claim in respect of the Subordinated Debt or otherwise which is inconsistent with the provisions of this Agreement. Without limiting the foregoing and except to the extent (but only to such extent) that the commencement of a legal action may be required to toll the running of any applicable statute of limitation, until the Senior Debt has been paid in full in cash, the Collateral Agent and Subordinating Creditors will not assert, collect or enforce the Subordinated Debt or any part thereof or take any action to foreclose or realize upon the Subordinated Debt or any part thereof or enforce any of the Subordinated Documents in respect of any Subordinated Debt, and the Trustee and the Collateral Agent will not take any actions to assert or attempt to enforce or avail themselves of any Liens or foreclose on or realize upon any Collateral in respect of the Trustee Claims until the earlier to occur of the following:

(i) the commencement of an enforcement action with respect to a material portion of the Collateral securing the Senior Debt; or

(ii) the passage of 180 days from the delivery of written notice from the Trustee), the Collateral Agent or each other Subordinating Creditor to the Agent pursuant to which the Trustee, the Collateral Agent or each other Subordinating Creditor notifies the Agent, in reasonable detail, of the occurrence of a Subordinated Debt Actionable Default to the extent that the default or occurrence described therein shall not have been cured or waived within such 180 day period, provided that the Trustee, the Collateral Agent and each other Subordinating Creditor shall have given at least 10 days written notice to the Agent of the Trustee’s, the Collateral Agent’s and each other Subordinating Creditor’s intention to take such enforcement action (which notice may be given during such 180 day period).

(b) In addition, until the Senior Debt has been finally paid in full in cash, the Trustee, the Collateral Agent and the Subordinating Creditors shall not have any right of subrogation, reimbursement, restitution, contribution or indemnity whatsoever in respect of the Subordinated Debt from any assets of the Borrower or any other Company or any guarantor of or provider of collateral security for the Senior Debt. The Collateral Agent and each Subordinating Creditor further waives any and all rights with respect to marshalling.

(c) Notwithstanding Section 3(a) above, the right of the Trustee, the Collateral Agent or any Subordinating Creditor to receive any Subordinated Debt Fees due and owing to a Subordinating Creditor (other than the Trustee) on or after the respective due dates for payment from any Company, or to institute suit against any Company for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected by Section 3(a); provided, that the Collateral Agent and such Subordinating Creditor shall not have the right to institute any such suit against any Company for the enforcement of payment if and to the extent that the surrender or prosecution thereof or the entry of judgment therein would, under applicable law, result in the surrender, impairment, waiver or loss of the Lien of the Agent and the Lenders upon any property subject to such Lien or enforce any judgment in respect thereof against any Collateral.

(d) Notwithstanding anything to the contrary contained in this Agreement, the right of the Trustee or Collateral Agent to receive payments on account of Trustee Claims due and owing to the Trustee or the Collateral Agent from any Company, or to institute suit against any Company for the enforcement of any such payment, shall not be impaired or affected by this Agreement; provided, that the Trustee and the Collateral Agent shall not have the right to institute any such suit against any Company for the enforcement of payment if and to the extent that the surrender or prosecution thereof or the entry of judgment therein would, under applicable law, result in the surrender, impairment, waiver or loss of the Lien of the Agent and the Lenders upon any property subject to such Lien or enforce any judgment in respect thereof against any Collateral.

4. Payments Held in Trust. Each Subordinating Creditor and the Collateral Agent will hold in trust and immediately pay over to the Agent for the account of the Lenders and the Agent, in the same form of payment received, with appropriate endorsements, for application (a) to the Senior Debt, any cash amount that any Company pays to such Subordinating Creditor or the Collateral Agent (in the case of the Trustee or the Collateral Agent, to the extent such cash has not been turned over to the Holders) on account of the Subordinated Debt, or (b) as collateral for the Senior Debt, any other assets of the Borrower or any other Company that such Subordinating Creditor or the Collateral Agent (in the case of the Trustee or the Collateral Agent, to the extent such assets have not been turned over to the Holders) may receive on account of the Subordinated Debt or, for purposes of this clause (b), on account of Trustee Subordinated Claims to the extent such assets constitute Collateral.

5. Defense to Enforcement. If the Collateral Agent or any Subordinating Creditor, in contravention of the terms of this Agreement, shall commence, prosecute or participate in any suit, action or proceeding against the Borrower, then the Borrower may interpose as a defense or plea the making of this Agreement, and the Agent or any Lender may intervene and interpose such defense or plea in its name or in the name of the Borrower. If the Collateral Agent or any Subordinating Creditor, in contravention of the terms of this Agreement, shall attempt to collect any of the Subordinated Debt or Trustee

Claims, as the case may be, or enforce any of the Subordinated Documents in respect of the Subordinated Debt or Trustee Claims, as the case may be, then the Agent, any Lender or the Borrower may, by virtue of this Agreement, restrain the enforcement thereof in the name of the Agent or such Lender or in the name of the Borrower. If the Collateral Agent or any Subordinating Creditor, in contravention of the terms of this Agreement, obtains on account of the Subordinated Debt or Trustee Subordinated Claims, as the case may be, any cash or other assets of the Borrower or any Company as a result of any administrative, legal or equitable actions, or otherwise, the Collateral Agent or such Subordinating Creditor (in the case of the Trustee or the Collateral Agent, to the extent such cash or other asset have not been turned over to the Holders), agrees forthwith to pay, deliver and assign to the Agent, for the account of the Lenders and the Agent, with appropriate endorsements, any such cash for application to the Senior Debt and any such other assets as collateral for the Senior Debt.

6. Bankruptcy, etc.

6.1. Payments relating to Subordinated Debt. At any meeting of creditors of the Borrower or in the event of any case or proceeding, voluntary or involuntary, for the distribution, division or application of all or part of the assets of the Borrower or the proceeds thereof, whether such case or proceeding be for the liquidation, dissolution or winding up of the Borrower or its business, a receivership, insolvency or bankruptcy case or proceeding, an assignment for the benefit of creditors or a proceeding by or against the Borrower for relief under the federal Bankruptcy Code or any other bankruptcy, reorganization or insolvency law or any other law relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangement, composition or extension or marshalling of assets or otherwise, the Agent is hereby irrevocably authorized at any such meeting or in any such proceeding to receive or collect for the benefit of the Lenders and the Agent any cash or other assets of the Borrower distributed, divided or applied by way of dividend or payment on account of any Subordinated Debt, or any securities issued on account of any Subordinated Debt (and, if such cash, other assets or securities are paid, distributed or issued from Collateral, Subordinated Debt shall also include Trustee Subordinated Claims), and apply such cash to or to hold such other assets or securities as collateral for the Senior Debt, and to apply to the Senior Debt any cash proceeds of any realization upon such other assets or securities that the Agent in its discretion elects to effect, until all of the Senior Debt shall have been paid in full in cash, rendering to the Collateral Agent and the Subordinating Creditors any surplus to which the Collateral Agent and the Subordinating Creditors are then entitled.

6.2. Securities by Plan of Reorganization or Readjustment.

Notwithstanding the foregoing provisions of §6.1, the Collateral Agent and the Subordinating Creditors shall be entitled to receive and retain any securities of the Borrower or any other corporation or other entity provided for by a plan of reorganization or readjustment (i) the payment of which securities is subordinate, at least to the extent provided in this Agreement with respect to Subordinated Debt, to the payment of all Senior Debt under any such plan of reorganization or readjustment and (ii) all other terms of which are reasonably acceptable to the Lenders and the Agent.

6.3. Subordinated Debt Voting Rights. At any such meeting of creditors or in the event of any such case or proceeding, the Collateral Agent and the Subordinating Creditors shall retain the right to vote and otherwise act with respect to the Subordinated Debt and Trustee Claims (including, without limitation, the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension), provided that neither the Collateral Agent nor any of the Subordinating Creditors shall vote with respect to any such plan or take any other action in any way so as to contest (i) the validity of any Senior Debt or any collateral therefor or guaranties thereof, (ii) the relative rights and duties of any holders of any Senior Debt established in any instruments or agreements creating or evidencing any of the Senior Debt with respect to any of such collateral or guaranties or (iii) the Collateral Agent’s and Subordinating Creditors’ obligations and agreements set forth in this Agreement.

6.4. Liquidation, Dissolution, Bankruptcy. Except as otherwise specifically permitted in this Agreement, until the Senior Debt shall have been finally paid in full in cash, neither the Collateral Agent nor any Subordinating Creditor shall assert, without the prior written consent of the Agent, any claim, motion, objection or argument in respect of all or any part of the Senior Debt or the Collateral securing such Senior Debt in such case or proceeding which could otherwise be asserted or raised in connection with such case or proceeding by the Collateral Agent or such Subordinating Creditor as a secured creditor of the Borrower. Without limiting the generality of the foregoing, the Collateral Agent and each Subordinating Creditor agrees that it will (i) not object to or oppose (or support any other Person in objecting to or opposing) any sale or other disposition of all or any part of the Collateral free and clear of Liens or other claims of the Collateral Agent and the Subordinating Creditors in respect of the Subordinated Debt or Trustee Claims (subject to the right of the Trustee and the Collateral Agent to receive an amount not exceeding the Trustee Priority Claims out of the Net Proceeds of such sale or other disposition of Collateral) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code or any other law applicable to such case or proceeding if the relevant Lenders have consented to such sale or disposition, (ii) not challenge (or support any other Person in challenging) any use of cash collateral or debtor-in-possession financing consented to or provided by any Lender (it being agreed by the Collateral Agent and each Subordinating Creditor that such debtor-in-possession financing shall be on such terms and conditions and in such amounts as such Lenders, in their sole discretion, may decide and, in connection therewith, any Company may grant to such participating Lenders (or any agent or representative thereof) Liens upon all of the Collateral of such Company, which Liens (A) shall secure payment of all Senior Debt whether such Senior Debt arose prior to the commencement of such case or proceeding or at any time thereafter and all other financing provided by any Lender during such case or proceeding (provided that, to the extent that such Liens secure Senior Debt which arose prior to the commencement of such Proceeding, such Liens shall also secure the Subordinated Debt and the Trustee Claims, subject to the conditions and terms set forth herein) and (B) shall be superior in priority to the liens and security interests, if any, in favor of the Collateral Agent, for the benefit of the Holders, and any other Subordinating Creditor on the Collateral of the Borrower on the same terms and conditions as provided herein); provided, however that in connection with any such use of cash collateral or debtor-in-possession financing, the Collateral Agent, for the benefit of the Holders, or such other Subordinating Creditor shall have received as adequate protection of their interests a replacement Lien in post-petition assets of the Borrower which shall be junior and subordinate to all Liens granted pursuant to such consent to use cash collateral or debtor-in-possession financing with the same priorities afforded the Liens granted to the Collateral Agent, for the benefit of the Holders, and the other Subordinating Creditors pursuant to this Agreement, (iii) not assert (or support any other Person in asserting) any right it may have to “adequate protection” of its interest in any Collateral in any case or proceeding, (iv) turn over to the Agent for the pro rata benefit of the Lenders any “adequate protection” of their interest in any Collateral with respect to the Subordinated Debt and Trustee Claims that they receive in any case or Proceeding for application to the Senior Debt owed to the Lenders, and (v) not seek to have the automatic stay of Section 362 of the Bankruptcy Code lifted or modified with respect to any Collateral, to appoint a trustee or examiner under Section 1104 of the Bankruptcy Code or to convert or dismiss (or support any other Person in converting or dismissing) such case or proceeding under Section 1112 of the Bankruptcy Code, in each case without the prior written consent of the Agent; provided, that, in the case of this clause (v), if the Lenders seek such aforementioned relief, the Collateral Agent and the Subordinating Creditors hereby irrevocably consent thereto and shall join in any such motion or application seeking such relief if requested by the Agent. The Trustee, for each Holder, the Collateral Agent, for each Holder, and each other Subordinating Creditor each waives any claim it may now or hereafter have arising out of the election of the Lenders, in any case or proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code in respect of the Subordinated Debt and the Trustee Claims. The Trustee (for each Holder) or the Collateral Agent (for each Holder) and each other Subordinating Creditor shall be permitted to participate on any creditor’s committee; provided, that the Trustee, the Collateral Agent, such Subordinating Creditor or any other Person participating on such creditor’s committee shall not directly or indirectly take any action or vote in any manner that would be in violation of this Agreement or inconsistent with or result in a breach of this Agreement. Other than as explicitly set forth above, the Collateral Agent and each Subordinating Creditor shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Collateral

Agent or such Subordinating Creditor, as applicable, including without limitation any claims secured by the Collateral, if any. In addition, the Collateral Agent and each Subordinating Creditor shall be entitled to file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Borrower arising under either the Bankruptcy Code or applicable non-bankruptcy law.

7. Lien Subordination. The Liens on the Collateral securing the Senior Debt, the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) and any and all other documents and instruments evidencing or creating the Senior Debt and all guaranties, mortgages, security agreements, pledges and other collateral guarantying or securing the Senior Debt or any part thereof shall be senior to the Liens on the Collateral securing the Subordinated Debt and the Liens on the Collateral securing the Trustee Subordinated Claims and all of the Subordinated Documents irrespective of the time of the execution, delivery or issuance of any thereof or the filing or recording for perfection of any thereof or the filing of any financing statement or continuation statement relating to any thereof.

7.1. Further Assurances. The Collateral Agent and each Subordinating Creditor hereby agrees, upon request of the Agent at any time and from time to time, to execute such other documents or instruments as may be reasonably requested by the Agent further to evidence of public record or otherwise the senior priority of the Senior Debt as contemplated hereby.

7.2. Books and Records. The Collateral Agent and each Subordinating Creditor further agrees to maintain on its books and records such notations as the Agent may reasonably request to reflect the subordination contemplated hereby and to perfect or preserve the rights of the Agent hereunder. A copy of this Agreement may be filed as a financing statement in any Uniform Commercial Code recording office.

7.3. Legend. Until the termination of this Agreement in accordance with Section 11 hereof, the Borrower and each Subordinating Creditor (other than the Trustee and the Collateral Agent) will cause to be clearly, conspicuously and prominently inserted on the face of each Subordinated Document, any guaranty of any Subordinated Debt and any other negotiable Subordinated Debt Document (if any), as well as any renews or replacements thereof, the following legend in substantially the form hereof:

“This instrument and the rights and obligations evidenced hereby, the liens and security interests securing the indebtedness and other obligations incurred or arising under or evidenced by this instrument and the rights and obligations evidenced hereby with respect to such liens are subordinate in the manner and to the extent set forth in that certain Bridge Subordination Agreement (as the same may be amended or otherwise modified from time to time pursuant to the terms thereof, the “Bridge

Subordination Agreement”), dated as of January 14, 2005 among The Bank of New York, acting as trustee (the “Trustee”) and collateral agent (the “Collateral Agent”) to the holders of the “Securities” (as defined in the Indenture, dated as of January 14, 2005, among the Trustee and The Wet Seal, Inc.), certain other holders of indebtedness identified on the signature pages thereto, THE WET SEAL, INC., a Delaware corporation, (the “Lead Borrower”), and S.A.C. CAPITAL ASSOCIATES, LLC, a limited liability company organized under the laws of Anguilla, acting as agent, to the indebtedness and the liens and security interests securing indebtedness (including interest) owed by the Companies pursuant to that certain Bridge Credit Agreement dated as of November 9, 2004 (as the same may be amended or otherwise modified from time to time pursuant to the terms thereof, the “Bridge Credit Agreement”) among the Lead Borrower, THE WET SEAL RETAIL, INC., a Delaware corporation (“Wet Seal Retail”), WET SEAL CATALOG, INC., a Delaware corporation (collectively, with Wet Seal Retail and the Lead Borrower, the “Companies”), WET SEAL GC, INC., a Virginia corporation (the “Facility Guarantor”), and S.A.C. CAPITAL ASSOCIATES, LLC, and the lenders from time to time party thereto, and certain guarantees of the indebtedness evidenced thereby, as such Bridge Credit Agreement and such guarantees have been and hereafter may be amended, restated, supplemented or otherwise modified from time to time as permitted under the Bridge Subordination Agreement and to the liens and security interests securing indebtedness refinancing the indebtedness under such agreements as permitted by the Bridge Subordination Agreement; and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Bridge Subordination Agreement applicable to the “Subordinating Creditors” (as such term is defined in the Bridge Subordination Agreement), as if such holder were a Subordinating Creditor for all purposes of the Bridge Subordination Agreement.”

7.4. Release of Guaranties and Collateral. Without limiting any of the rights of the Agent or any Lender under the Credit Agreement, the other Loan Documents (as defined in the Credit Agreement) or applicable law, in the event that, prior to the termination of this Agreement pursuant to §11 hereof, the Agent releases or discharges any guaranties of the Senior Debt given by guarantors which have also guarantied the Subordinated Debt and Trustee Claims or any security interests in, or mortgages or liens upon, any collateral securing the Senior Debt and also securing the Subordinated Debt and Trustee Claims, such guarantors or (as the case may be) such collateral shall thereupon be deemed to have been released from all such guaranties or security interests, mortgages or liens in favor of the Collateral Agent and the Subordinating Creditors. The Collateral Agent, for and on behalf of itself and each Holder, and each other Subordinating Creditor each agrees that, concurrently with the release of any lien of the Agent, the Collateral Agent or such other Subordinating Creditor will execute, deliver and file any and all such termination statements, mortgage discharges, lien releases and other agreements and instruments as the Agent reasonably deems necessary or appropriate in order to give effect to the preceding sentence. The Trustee and the Collateral Agent, in each case for and on behalf of itself and each Holder, and each other Subordinating Creditor hereby irrevocably appoints the Agent, and its successors and assigns, and their respective officers, with full power of substitution, its true and lawful attorney(s) of the Collateral Agent and each Subordinating Creditor for the purpose of effecting any such executions, deliveries and filings if and to the extent the Collateral Agent or such Subordinating Creditor shall have failed to perform such obligations pursuant to the foregoing provisions of this §7.4 within ten (10) days after receiving a written request therefor.

8. Lenders’ Freedom of Dealing. The Collateral Agent and each Subordinating Creditor agrees, with respect to the Senior Debt and any and all collateral therefor or guaranties thereof, that the Companies and the Lenders may agree to increase the amount of the Senior Debt or otherwise modify the terms of any of the Senior Debt, and the Lenders may grant extensions of the time of payment or performance to and make compromises, including releases of collateral or guaranties, and settlements with the Companies and all other persons, in each case without the consent of the Collateral Agent, any Subordinating Creditor or the Companies and without affecting the agreements of the Collateral Agent or the Subordinating Creditors or the Borrower contained in this Agreement; provided, however, that nothing contained in this §8 shall constitute a waiver of the right of the Borrower itself to agree or consent to a settlement or compromise of a claim which the Agent or any Lender may have against the Borrower.

9. Modification or Sale of the Subordinated Debt. Neither the Collateral Agent nor any Subordinating Creditor will, at any time while this Agreement is in effect, modify any of the terms of any of the Subordinated Debt or any of the Subordinated Documents with respect to the Subordinated Debt; nor will any Subordinating Creditor sell, transfer, pledge, assign, hypothecate or otherwise dispose of any or all of the Subordinated Debt or Trustee Claims to any person other than a person who agrees in a writing, reasonably satisfactory in form and substance to the Agent, to become a party hereto and to succeed to the rights and to bound by all of the obligations of such Subordinating Creditor hereunder. In the case of any such disposition by a Subordinating Creditor, such Subordinating Creditor will notify the Agent at least 10 days prior to the date of any of such intended disposition.

10. Borrower’s Obligations Absolute. Nothing contained in this Agreement shall impair, as among the Borrower, the Collateral Agent and the Subordinating Creditors, the obligation of the Borrower to pay to the Trustee or the Collateral Agent, in each case for and on behalf of itself and the Holders, and SAC, as applicable, for and on behalf of the Buyers, all amounts payable in respect of the Subordinated Debt, including Trustee Claims, as and when the same shall become due and payable in accordance with the terms thereof, or prevent the Collateral Agent and the Subordinating Creditors (except as expressly otherwise provided in §3, §4, §5, §6 or §7) from exercising all rights, powers and remedies otherwise permitted by Subordinated Documents and by applicable law upon a default in the payment of the Subordinated Debt, including Trustee Claims, or under any Subordinated Document, all, however, subject to the rights of the Agent and the Lenders as set forth in this Agreement.

11. Termination of Subordination. This Agreement shall continue in full force and effect, and the obligations and agreements of the Collateral Agent and the Subordinating Creditors and the Borrower hereunder shall continue to be fully operative, until all of the Senior Debt shall have been paid in full in cash. To the extent that any Company or any guarantor of or provider of collateral for the Senior Debt makes any payment on the Senior Debt that is subsequently invalidated, declared to be fraudulent or preferential or set aside or is required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or reorganization act, state or federal law, common law or equitable cause (such payment being hereinafter referred to as a “Voided Payment”), then to the extent of such Voided Payment, that portion of the Senior Debt that had been previously satisfied by such Voided Payment shall be revived and continue in full force and effect as if such Voided Payment had never been made. In the event that a Voided Payment is recovered from the Agent or any Lender, an Event of Default shall be deemed to have existed and to be continuing under the Credit Agreement from the date of the Agent’s or such Lender’s initial receipt of such Voided Payment until the full amount of such Voided Payment is restored to the Agent or such Lender. During any continuance of any such Event of Default, this Agreement shall be in full force and effect with respect to the Subordinated Debt and Trustee Claims. To the extent that (i) the Collateral Agent or any Subordinating Creditor has received any payments with respect to the Subordinated Debt or Trustee Claims subsequent to the date of the Agent’s or any Lender’s initial receipt of such Voided Payment and such payments have not been invalidated, declared to be fraudulent or preferential or set aside or are required to be repaid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, and (ii) such payments would have been required to have been turned over to the Agent pursuant to this Agreement, the Collateral Agent or such Subordinating Creditor (in the case of the Trustee or the Collateral Agent, to the extent such funds have not been turned over to the Holders) shall be obligated and hereby agrees that any such payment so made or received shall be deemed to have been received in trust for the benefit of the Agent or such Lender, and the Collateral Agent and each Subordinating Creditor (in the case of the Trustee or the Collateral Agent, to the extent such funds have not been turned over to the Holders) hereby agrees to pay to the Agent for the benefit of the Agent or (as the case may be) such Lender, upon demand, the full amount of such payment so received by the Collateral Agent or such Subordinating Creditor, as applicable, during such period of time to the extent necessary fully to restore to the Agent or such Lender the amount of such Voided Payment. Upon the payment in full in cash of all of the Senior Debt, this Agreement will automatically terminate without any additional action by any party hereto.

12. Notices. All notices and other communications which are required and may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient and effective in all respects if given in writing or telecopied, delivered or mailed by registered or certified mail, postage prepaid, as follows:

If to the Agent:	S.A.C. Capital Associates, LLC, c/o S.A.C. Capital Advisors, LLC 72 Cummings Point Road Stamford, Connecticut 06902 Attention: General Counsel Facsimile: (203) 890-2393

With a copy to:	Schulte Roth & Zabel LLP 919 Third Avenue New York, NY 10022 Attention: Nancy Finkelstein, Esq. Facsimile: (212) 593-5955

If to the Trustee and/or Collateral Agent
or any Holder:	The Bank of New York 101 Barclay Street, Floor 8W New York, New York 10286 Attention: Corporate Trust Administration - Corporate Finance Unit Facsimile: (212) 815-5707

If to the Borrower:	The Wet Seal, Inc. 26972 Burbank Street Foothill Ranch, California 92610 Attention: Chief Financial Officer Facsimile: (858) 206-4977

With a copy to:	Akin, Gump, Strauss, Hauer & Feld, LLP 590 Madison Avenue New York, NY 10022-2524 Attention: Alan Siegel, Esq. Facsimile: (212) 872-1002

or such other address or addresses as any party hereto shall have designated by written notice to the other parties hereto. Notices shall be deemed given and effective upon the earlier to occur of (i) the third day following deposit thereof in the U.S. mail or (ii) receipt by the party to whom such notice is directed; provided, however, in respect of the Trustee and the Collateral Agent, notices shall be deemed given and effective when received by the Trustee or Collateral Agent at its respective address set forth above. For purposes of delivery of notices to the Holders, such notices shall be delivered to the Trustee (which notice shall include a direction to the Trustee to deliver such notice to the Initial Depository or to the Depository (as each such term is defined in the Indenture), as applicable) and the Trustee shall deliver a copy thereof to the Initial Depository or to the Depository (as each such term is defined in the Indenture), pursuant to and in accordance with such direction and this Agreement.

13. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

14. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT AS PROHIBITED BY LAW, EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT WHICH IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH OF THE PARTIES HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT OR ANY BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR ANY BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT THE AGENT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

15. Contractual Representative for Purposes of Perfection. Each Subordinating Creditor and the Collateral Agent hereby appoints the Agent as such Person’s contractual representative solely for purposes of perfecting such Person’s Liens on any of the Collateral in the possession or under the “control” (as such term is defined in the Uniform Commercial Code) of the Agent, and the Agent hereby acknowledges that it holds possession of or otherwise controls any such Collateral as the contractual representative of the Collateral Agent, for and on behalf of itself and the Holders, and each other Subordinating Creditor for such purposes; provided, that, the Agent shall not have any duty or liability to protect or preserve any rights pertaining to any of the Collateral and, except for gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction, each Subordinating Creditor and the Collateral Agent hereby waives and releases the Agent and each of the other Lenders from, and each Subordinating Creditor (other than the Trustee and the Collateral Agent) hereby indemnifies and agrees to hold harmless the Agent and each of the other Lenders against, all claims and liabilities arising as a result of or in connection with the Agent’s role as contractual representative agent with respect to the Collateral. At the expense of the Borrower, promptly upon the full and final payment in cash of the Senior Debt, the Agent shall deliver the remainder of the Collateral, if any, in its possession to the Collateral Agent and, to the extent practicable, transfer control of the remainder of the Collateral, if any, under its control to the Collateral Agent, in each case, except as may otherwise be required by applicable law or court order (it being understood that prior to the payment in full in cash of the Senior Debt, the provisions of this Agreement shall apply to all such documents and each other document relating to all or any part of the Collateral, including, without limitation, the provisions restricting any Subordinating Creditor and the Collateral Agent from taking action to enforce rights in and to the Collateral pursuant to such documents).

16. Trustee and Collateral Agent.

(a)	Notwithstanding anything herein to the contrary, it is hereby expressly agreed and acknowledged that the subordination and other agreements and obligations of the Trustee and Collateral Agent herein are made solely in its capacity as Trustee and Collateral Agent, respectively (and not in its individual capacity). Neither the Trustee nor the Collateral Agent shall have any duties, obligations or responsibilities to the Agent or any other Person under this Agreement except as expressly set forth herein. Nothing in this Agreement shall be construed to operate as a waiver by the Trustee or the Collateral Agent of the benefit of any exculpatory provisions, presumptions, indemnities, protections, benefits, immunities or reliance rights contained in the Indenture, all of which are incorporated herein by reference mutatis mutandis.

(b)	Each of the Trustee and the Collateral Agent may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee and the Collateral Agent need not investigate any fact or matter stated in any such document.

(c)	In no event shall the Trustee or the Collateral Agent be liable for any special, punitive, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profit) even if the Trustee or the Collateral Agent, respectively, had been advised of the likelihood of such loss or damage and regardless of the form of action.

(d)	Each of the Trustee and the Collateral Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including without limitation: acts of Got, earthquakes, fire, floods, wars, civil or military disturbances, sabotage, epidemics, riots, terrorist acts, interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service, accidents, labor disputes, and acts of civil or military authority or governmental actions.

17. Appointments of Co-Trustees, etc. The Trustee hereby covenants and agrees that prior to appointment of any co-trustee as provided in Section 6.15 under the Indenture, the Trustee shall cause such co-trustee to be bound by the provisions of this

Agreement as if such co-trustee were the “Trustee” hereunder and to execute and deliver an accession to this Agreement evidencing such co-trustee’s agreement therewith in form and substance reasonably satisfactory to the Agent.

18. Miscellaneous. This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against which enforcement is sought. The Agent, acting upon the instructions of the requisite Lenders, may, in their sole and absolute discretion, waive any provisions of this Agreement benefiting the Agent and the Lenders; provided, however, that such waiver shall be effective only if in writing and signed by the Agent and shall be limited to the specific provision or provisions expressly so waived. This Agreement shall be binding upon the successors and assigns of each Subordinating Creditor, the Collateral Agent and the Borrower and shall inure to the benefit of the Agent and the Lenders, the Agent’s and the Lenders’ respective successors and assigns, any lender or lenders refunding or refinancing any of the Senior Debt and their respective successors and assigns, but shall not otherwise create any rights or benefits for any third party. In the event that any lender or lenders refund or refinance any of the Senior Debt, the terms “Credit Agreement”, “Loan Documents”, “Event of Default” and the like shall refer mutatis mutandis to the agreements and instruments in favor of such lender or lenders and to the related definitions contained therein.

19. Intercreditor Arrangements; No Action. Notwithstanding any of the provisions herein, (a) the Agent shall take no action hereunder unless the Senior Debt (as such term is defined in the Working Capital Subordination Agreement) shall have been paid in full (subject to Section 11 of the Working Capital Subordination Agreement); (b) any notices, certifications, instructions, claims or directions from the Agent to the Trustee, the Collateral Agent or any other Subordinating Creditor, delivered pursuant hereto, shall not be effective unless accompanied by written notification from the Agent, certifying that the Agent is entitled, pursuant to clause (a) of this Section 19, to take the actions contemplated in such notice, instruction, claim or direction; (c) in the event of any conflicting certifications, notices, instructions, claims or directions, the Trustee, the Collateral Agent and the other Subordinating Creditors shall follow the Working Capital Agent’s certifications, notices, instructions, claims or directions; (d) the Trustee, the Collateral Agent and the other Subordinating Creditors shall have no liability hereunder from following the certifications, notices, instructions, claims and directions of the Working Capital Agent or from performing any of their obligations or duties under the Working Capital Subordination Agreement; (e) the Trustee, the Collateral Agent and the other Subordination Creditors shall have no obligation to perform, and no liability for their failure to perform, any of their obligations under Sections 4, 5, 6.1, 6.4 and 11 of this Agreement, and Section 7.4 of this Agreement shall not become effective, until the Working Capital Subordination Agreement has been terminated and (f) for purposes of this Agreement, the Working Capital Subordination Agreement shall be deemed terminated when payment has been made in accordance with the first sentence of Section 11 of the Working Capital Subordination Agreement; provided, however, that if at any time thereafter the Working Capital Agent notifies the Trustee and the Collateral Agent that there has been a Voided Payment as defined therein and an accompanying “revival” of Senior Debt, then the Trustee and the Collateral Agent shall from the date of receipt of such notice take notices, certifications, instructions, claims or directions from the Working Capital Agent only until such Voided Payment has been paid in full and the Working Capital Agent has so acknowledged in writing to the Trustee and the Collateral Agent (which it hereby agrees to do). Upon receiving any notice pursuant to the above proviso (which such notice shall include a direction to the Trustee to deliver such notice to the Initial Depositary or to the Depositary (as each such term is defined in the Indenture), as applicable), the Trustee shall deliver a copy thereof to the Initial Depositary or to the Depositary (as each such term is defined in the Indenture), pursuant to and in accordance with the terms of the Indenture.

Nothing in this Section 19 shall limit any rights of the Working Capital Agent under the Working Capital Intercreditor Agreement. This Section 19 shall not be waived, amended, supplemented or otherwise modified without the written consent of the Working Capital Agent, the Trustee, the Collateral Agent and the other Subordinating Creditors.

20. Payment of Trustee Priority Claims. Notwithstanding anything herein to the contrary, upon payment in full of the Trustee Priority Claims, any rights granted hereunder to the Trustee with respect to such Trustee Priority Claims shall be terminated and shall have no further force and effect (without limiting in any way the effectiveness of any other provision hereof).

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

S.A.C. CAPITAL ASSOCIATES, LLC By: S.A.C. Capital Advisors, LLC

By:	/s/ Peter Nussbaum
Name: Peter Nussbaum
Title: General Counsel

THE WET SEAL, INC., as Borrower

By:	/s/ Douglas C. Felderman
Douglas C. Felderman
EVP-CFO

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF California	)
) ss.
COUNTY OF Orange	)

On this 10th day of January, 2005, before me, the undersigned notary public, personally appeared Douglas C. Felderman, proved to me through satisfactory evidence of identification, which were drivers license, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose (as EVP + CFO for The Wet Seal, Inc., a Delaware Corporation).

/s/ Courtney L. Wilkin
(official signature and seal of notary)

My commission expires:

Courtney L. Wilkin Commission # 1420715 Notary Public - California Orange County My Comm. Expires May 27, 2007

THE BANK OF NEW YORK, as Trustee for each of the Holders

By:	/s/ Stacey B. Poindexter
Name:	Stacey B. Poindexter
Title:	Assistant Vice President

THE BANK OF NEW YORK, as Collateral Agent for each of the Holders

By:	/s/ Stacey B. Poindexter
Name:	Stacey B. Poindexter
Title:	Assistant Vice President

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF New York	)
) ss.
COUNTY OF New York	)

On this 12th day of January, 2005, before me, the undersigned notary public, personally appeared Stacey B. Poindexter, proved to me through satisfactory evidence of identification, which were New York State Driver’s License, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose (as an Assistant Vice President for The Bank of New York, a New York banking Corporation).

/s/ Lucille Mercurio
(official signature and seal of notary)

My commission expires:

Lucille Mercurio Notary Public, State of New York No. 03-4654994 Qualified in Bronx County Certificate filed in New York County Commission Expires December 31, 2005

The Buyers:

S.A.C. CAPITAL ASSOCIATES, LLC
By:	S.A.C. Capital Advisors, LLC

By:	/s/ Peter Nussbaum
Name:	Peter Nussbaum
Title:	General Counsel

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF CT	)
) ss.
COUNTY OF Fairfield	)

On this 11th day of January, 2005, before me, the undersigned notary public, personally appeared Peter Nussbaum, proved to me through satisfactory evidence of identification, which were Drivers License, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose (as authorized signatory for S.A.C. Capital Associates, LLC, a Anguillan LLC).

/s/ Jane A. Corcoran
(official signature and seal of notary)

My commission expires: 5-31-07

Jane A. Corcoran Notary Public My Commission Expires May 31, 2007

GMM CAPITAL, LLC

By:	/s/ Dabah Isaac
Name:	Dabah Isaac
Title:

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF New York	)
) ss.
COUNTY OF Nassau	)

On this 12th day of January, 2005, before me, the undersigned notary public, personally appeared Dabah Isaac, proved to me through satisfactory evidence of identification, which were Driver Lisc., to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose (as                      for                     , a                     ).

/s/ Dhansinghani Prakashk
(official signature and seal of notary)

My commission expires:

Dhansinghani Prakashk Notary Public, State of New York No. 01DH6059993 Qualified in Nassau County Commission EXP June 11, 2007

GOLDFARB CAPITAL PARTNERS LLC

By:	/s/ Morris Goldfarb
Name:	Morris Goldfarb
Title:	Mbr

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF New York	)
) ss.
COUNTY OF New York	)

On this 10th day of January, 2005, before me, the undersigned notary public, personally appeared Morris Goldfarb, proved to me through satisfactory evidence of identification, which were Drivers License, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose (as member for Goldfarb Capital Partners, a Delaware LLC).

/s/ Thomas D. Patti
(official signature and seal of notary)

My commission expires:

Thomas D. Patti Notary Public, State of New York No. 31-8296075 Qualified in New York County Commission Expires January 31, 2007

/s/ Charles Phillips
Mr. Charles Phillips

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF New York	)
) ss.
COUNTY OF New York	)

On this 10th day of January, 2005, before me, the undersigned notary public, personally appeared Charles Phillips, proved to me through satisfactory evidence of identification, which were                     , to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose (as                      for                     , a                     ).

/s/ Patricia A. Botti
(official signature and seal of notary)

My commission expires: July 15, 2007

Patricia A. Botti Notary Public, State of New York No. 31-01BQ4984082 Qualified in New York County Commission Expires July 15, 2007

/s/ Eli Wachtel
Mr. Eli Wachtel

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF New York	)
) ss.
COUNTY OF New York	)

On this 10th day of Jan., 2005, before me, the undersigned notary public, personally appeared Eli Wachtel, proved to me through satisfactory evidence of identification, which were Driver’s License, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose (as                      for                     , a                     ).

/s/ Pamela Rosborough
(official signature and seal of notary)

My commission expires:

Pamela Rosborough Notary Public, State of New York No. 01R06007544 Qualified in West County Certificate Filed in N.Y. County Commission Expires 5/26/2006

WLSS CAPITAL PARTNERS, LLC

By:	/s/ Wayne Miller
Name:	Wayne Miller
Title:

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF New York	)
) ss.
COUNTY OF New York	)

On this          day of                     , 2005, before me, the undersigned notary public, personally appeared Wayne Miller, proved to me through satisfactory evidence of identification, which were Driver’s License State NY, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose (as                      for WLSS Capital Partners LLC, a Delaware Corp.).

/s/ Jeffrey Goldfarb
(official signature and seal of notary)

My commission expires:

Jeffrey Goldfarb Notary Public, State of New York No. 02G06096186 Qualified in New York County Commission Expires July 28, 2008

SMITHFIELD FIDUCIARY, LLC

By:	/s/ Adam J. Chill
Name:	Adam J. Chill
Title:	Authorized Signatory

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF New York	)
) ss.
COUNTY OF New York	)

On this 12th day of January, 2005, before me, the undersigned notary public, personally appeared Adam J. Chill, proved to me through satisfactory evidence of identification, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose.

/s/ Zainub Rana
(official signature and seal of notary)

My commission expires:

Zainub Rana Notary Public - State of New York No. 01RA6054878 Qualified in Queens County My Commission Expires July 15, 2007

D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.
By:	D.B. ZWIRN PARTNERS LLC, its general partner

By:	/s/ Daniel B. Zwirn
Name:	Daniel B. Zwirn
Title:	Managing Member

D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, LTD.
By:	D.B. ZWIRN & CO., L.P., its trading Manager

By:	/s/ Daniel B. Zwirn
Name:	Daniel B. Zwirn
Title:	Managing Member

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF NY	)
) ss.
COUNTY OF NY	)

On this 11th day of January, 2005, before me, the undersigned notary public, personally appeared Daniel Zwirn, proved to me through satisfactory evidence of identification, which were passport, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose (as Authorized Person for The D.B. Zwirn Funds, a                     ).

/s/ Michele R. Pirozzi
(official signature and seal of notary)

My commission expires:

MICHELE R. PIROZZI NOTARY PUBLIC, STATE OF NEW YORK No. 01P16112028 QUALIFIED IN QUEENS COUNTY MY COMMISSION EXPIRES JUNE 28, 2008

RIVERVIEW GROUP, LLC

By:	/s/ Terry Feeney
Name:	Terry Feeney
Title:	COO

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF New York	)
) ss.
COUNTY OF New York	)

On this 10th day of January, 2005, before me, the undersigned notary public, personally appeared Terry Feeney, proved to me through satisfactory evidence of identification, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he)(she) signed it voluntarily for its stated purpose (as COO for Riverview Group, LLC, a Delaware LLC).

/s/ Steven C. Weidman
(official signature and seal of notary)

My commission expires:

STEVEN C. WEIDMAN Notary Public, State of New York No. 01WE4979574 Qualified in Rockland County Certificate Filed in New York County Commission Expires April 1, 2007

CONSENTED AND AGREED WITH RESPECT TO SECTION 19 ONLY:

FLEET RETAIL GROUP, INC., as Working Capital Agent

By:	/s/ Daniel Platt
	Name:	Daniel Platt
	Title:	Director